Biological assets	12 Months Ended
Sep. 30, 2023
Biological assets
Biological assets

Note 11 – Biological assets

Through the acquisition of 100% shares of MZ HK, CN Energy indirectly acquired 100% of the equity interests in Yunnan Honghao and its biological assets in November 2022. See Note 1 for details.

Biological assets mainly consist forest for future wood harvest and sales, of which the Company owned 29 forest right certificates with expiry dates ranging from August 2053 to December 2076 and with an aggregate area of 14.5 square miles. Biological assets are initially measured at cost and subsequently depreciated on a straight-line basis over its estimated useful lives.

	September 30,	September 30,
	2023	2022

Biological assets	29,199,895	-
Less: accumulated depreciation	(844,306)	-
Biological assets, net	$28,355,589	-

 Depreciation expenses were $873,358 for the fiscal year ended September 30, 2023.